                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):

                                 March 6, 2001


                                   WODFI LLC
   (Exact name of registrant and originator of the Trust as specified in its charter)

                         WORLD OMNI MASTER OWNER TRUST
                      (Issuer with respect to the Notes)

                                   Delaware
          (Registrant's state or other Jurisdiction of Incorporation)

                                   333-84579
                           (Commission File Number)

                                  65-0934017
               (Registrant's I.R.S. Employer Identification No.)

                                   WODFI LLC
                            190 N.W. 12/th/ Avenue
                           Deerfield Beach, FL 33442
  (Address of principal executive offices of registrant, including Zip Code)

      Registrant's telephone number, including area code:  (954) 429-2200

 Former name or former address, if changed since last report:  Not applicable
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Item 5.  Other Events

     On March 6, 2001, the World Omni Master Owner Trust issued a series of term notes designated the Floating Rate Automobile Dealer Floorplan Asset Backed Notes, Series 2001-1. The Series 2001-1 Notes include two classes of Notes: the Class A Notes and the Class B Notes. The principal characteristics of the Series 2001-1 Notes are as follows:

     Number of classes within Series 2001-1: Two
     Class A Initial Invested Amount: $277,000,000
     Class B Initial Invested Amount: $23,000,000
     Total Initial Invested Amount: $300,000,000
     Class A Note Rate: The lesser of LIBOR + 0.13% and the Assets Receivables
          Rate for the related Payment Date
     Class B Note Rate: The lesser of LIBOR + 0.47% and the Assets Receivables
          Rate for the related Payment Date
     Closing Date: March 6, 2001
     Expected Principal Payment Date: February 17, 2004
     Stated Maturity Date: February 15, 2006
     Amortization Period Commencement Date:  March 1, 2002 which shall successively and automatically be extended unless the Servicer elects to terminate the automatic extension
     Ordinary means of principal repayment: Unless the Servicer elects to terminate the automatic extension of the Amortization Period Commencement Date, Accumulation Period
     Accumulation Period Commencement Date: A date occurring when the number of full Collection Periods remaining until the Expected Principal Payment Date equals the Accumulation Period Length, as determined by the Servicer
     Primary source of credit enhancement for Class A Notes: Subordination of Class B Notes and subordination of the Certificates to the extent of the Available Subordinated Amount
     Primary source of credit enhancement for Class B Notes: Subordination of
          Certificates to the extent of the Available Subordinated Amount Required Subordinated Amount: Approximately 8.7% of the Invested Amount
          plus the Incremental Subordinated Amount
     Required Participation Percentage:  100%

     The terms of the Series 2001-1 Notes and the definitions of capitalized terms may be found in the Series 2001-1 Supplement to the Indenture, the Amended and Restated Indenture, the Amended and Restated Trust Sale and Servicing Agreement, the Amended and Restated Receivables Purchase Agreement, the Class A Note Underwriting Agreement and the Class B Note Underwriting Agreement. The Series 2001-1 Supplement to the Indenture, the Class A Note Underwriting Agreement and the Class B Note Underwriting Agreement are attached as exhibits to this report.

     On December 22, 2000, the issuer issued a series of variable funding notes designated the Series 2000-VFN Asset Backed Notes. The principal characteristics of the Series 2000-VFN Notes are as follows:
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     Maximum Principal Amount: $150,000,000
     Scheduled Interest Payment Date: Monthly on the 15/th/ day of each month or, if that day is not a business day, the next business day
     Required Subordinated Amount: Approximately 11.7% of its Invested Amount
          plus any Incremental Subordinated Amount
     Required Participation Percentage: 100%
     Revolving Period: December 22, 2000 to the earlier of December 21, 2001
          (which may be extended) and the occurrence of an Early Amortization Event
     Expected Final Payment Date: 4/th/ Payment Date at the end of its Revolving Period
     Stated Final Maturity Date: 28/th/ Payment Date after the end of its Revolving Period

     The terms of the Series 2000-VFN Notes and the definitions of capitalized terms may be found in the Series 2000-VFN Supplement to the Indenture, the Amended and Restated Indenture, the Amended and Restated Trust Sale and Servicing Agreement, the Amended and Restated Receivables Purchase Agreement and the Variable Funding Note Purchase Agreement. The Series 2000-VFN Supplement to the Indenture and the Variable Funding Note Purchase Agreement are attached as exhibits to this report.

     The Amended and Restated Indenture, the Amended and Restated Trust Sale and Servicing Agreement and the Amended and Restated Receivables Purchase Agreement were filed as exhibits to a prior report.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.  Description
-----------  -----------

Exhibit 1.1  Class A Underwriting Agreement, dated as of February 21, 2001.

Exhibit 1.2  Class B Underwriting Agreement, dated as of February 21, 2001.

Exhibit 4.1 Series 2001-1 Supplement, dated as of March 6, 2001, to Amended and Restated Indenture, dated as of April 6, 2000.

Exhibit 4.2  Placement Agency Agreement, dated as of February 21, 2001.

Exhibit 4.3  Class A Purchase Agreement, dated as of February 21, 2001.

Exhibit 4.4 Series 2000-VFN Supplement, dated as of December 22, 2000, to Amended and Restated Indenture, dated as of April 6, 2000.

Exhibit 4.5 Amendment No. 1 to Series 2000-VFN Supplement, dated as of February 5, 2001.

Exhibit 4.6 Amendment No. 2 to Series 2000-VFN Supplement, dated as of February 15, 2001.
Exhibit 4.7 Variable Funding Note Purchase Agreement, dated as of December 22, 2000.

Exhibit 4.8 Amendment No. 1 to Variable Funding Note Purchase Agreement, dated as of February 5, 2001.
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Exhibit 4.9  Amendment No. 2 to Variable Funding Note Purchase Agreement, dated as of February 8, 2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WODFI LLC, (Registrant)



Dated:  March 6, 2001         By: /s/ Alan Browdy
                                  -------------------------------
                                      Alan Browdy
                                      Vice President
                                      World Omni Financial Corp.
                                     (Duly authorized Officer of the Servicer on
                                      behalf of the originator of the Trust)

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                               INDEX OF EXHIBITS


Exhibit No.   Exhibit
-----------   -------

Exhibit 1.1  Class A Underwriting Agreement, dated as of February 21, 2001.

Exhibit 1.2  Class B Underwriting Agreement, dated as of February 21, 2001.

Exhibit 4.1 Series 2001-1 Supplement, dated as of March 6, 2001, to Amended and Restated Indenture, dated as of April 6, 2000.

Exhibit 4.2  Placement Agency Agreement, dated as of February 21, 2001.

Exhibit 4.3  Class A Purchase Agreement, dated as of February 21, 2001.

Exhibit 4.4 Series 2000-VFN Supplement, dated as of December 22, 2000, to Amended and Restated Indenture, dated as of April 6, 2000.

Exhibit 4.5 Amendment No. 1 to Series 2000-VFN Supplement, dated as of February 5, 2001.

Exhibit 4.6 Amendment No. 2 to Series 2000-VFN Supplement, dated as of February 15, 2001.

Exhibit 4.7 Variable Funding Note Purchase Agreement, dated as of December 22, 2000.

Exhibit 4.8 Amendment No. 1 to Variable Funding Note Purchase Agreement, dated as of February 5, 2001.

Exhibit 4.9 Amendment No. 2 to Variable Funding Note Purchase Agreement, dated as of February 8, 2001.